Archer’s Midnight aircraft during a recent flight test Archer Announces First Quarter 2026 Results, Highlighting Record FAA Certification Progress With Initial US Operations Expected In 2026 ● US operations expected to begin this year under the White House’s eVTOL Integration Pilot Program (eIPP) and in preparation for LA28 Olympic Games ● Advanced commercial readiness with expanded piloted flight test program and operations of Hawthorne Airport in LA ● Record FAA certification progress as the first to close Phase 3 of the FAA’s 4-phase Type Certification process for eVTOL aircraft* ● Significant progress on dual-use, hybrid, autonomous aircraft with phased program awards expected later this year ● Rapidly advancing AI stack through partnerships with NVIDIA, Palantir, and Starlink amid the DOT’s ~$20B ATC modernization effort ● Ended Q1 2026 with strong liquidity of ~$1.8B and spending in line with guidance SANTA CLARA, CA, May 11, 2026 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the first quarter ended March 31, 2026. The Company issued a shareholder letter from founder and CEO, Adam Goldstein, discussing highlights from the quarter.

Commenting on first quarter 2026 results, Adam Goldstein said: “This was another banner quarter for Archer. We made tremendous progress towards beginning operations in the US later this year, with record FAA certification progress and our most expansive flight testing to date. But what is clear to me is that Archer is far more than an air taxi company. Our defense and AI software efforts are advancing quickly, and they’re opening up an even bigger future for us. We’re investing and building accordingly.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay are accessible via Archer’s investor relations website at investors.archer.com or conference call by dialing 1 833-461-5787 (domestic) or +1 585-542-9983 (international) and entering the access code 641143600. Recent Highlights US Operations Expected to Begin this Year Under eIPP and in Preparation for LA28 Olympic Games Archer expects Midnight operations in American cities to begin this year as part of the White House’s eIPP and in preparation to serve as the Official Air Taxi Provider of the LA28 Olympic Games, in coordination with the DOT and FAA. Archer was recently selected as an air taxi partner in 3 winning applications encompassing 8 states, including Florida, Texas, and New York. The eIPP and the LA28 Olympic Games pave the way for Archer to showcase its air taxi technology in parallel with its continued work toward FAA Type Certification for Midnight. Record FAA Certification Progress In April, Archer reached a key milestone on its path to FAA Type Certification of Midnight, becoming the first eVTOL company to close Phase 3 of the FAA’s 4-phase Type Certification process.* In parallel with its work to close out Phase 3, Archer has been driving progress in Phase 4 for some time now. This is where Midnight's compliance with FAA airworthiness requirements will be demonstrated through formal testing and analysis. Phase 4 builds on the certification basis, means of compliance, and test plans established in the earlier phases. Advanced Commercial Readiness Archer’s flight test program continued to expand this quarter, with piloted VTOL and CTOL flights across its expanded fleet occurring nearly every day, often multiple times a day. Click here to view a video of Archer’s recent flight test highlights. Archer also took over operations of Hawthorne Airport in LA, marking a key step in its plan to develop the site into the airport of the future. Located near LAX and several major LA sports and entertainment venues, Hawthorne Airport is expected to anchor Archer’s planned LA air taxi operations while also serving as an innovation hub for next-generation aviation technologies.

Significant Progress on Dual-Use, Hybrid, Autonomous Aircraft Archer’s work continues alongside Anduril on its dual-use, hybrid, autonomous aircraft, with the goal of delivering one of the most sophisticated vertical lift platforms ever developed in this category. As part of this program, Archer anticipates beginning to win phased government awards this year. Rapidly Advancing AI Stack Archer continued to advance its AI stack this quarter through partnerships with three category-defining technology leaders. NVIDIA is integrating its IGX Thor platform to power safety-capable onboard compute and autonomy-ready flight systems. Starlink will deliver high-speed, low-latency LEO satellite connectivity for Midnight aircraft. And our partner Palantir was recently downselected as a finalist for the FAA's SMART AI project, instrumental to DOT's ~$20B air traffic control modernization effort. Ended Quarter With ~$1.8 Billion in Liquidity Archer continues to maintain a strong balance sheet with ~$1.8B in liquidity and limited debt exposure. Q1 2026 marks another quarter of demonstrating consistent financial execution, with Archer meeting its Adjusted EBITDA loss guidance for the quarter. *Based on information available to Archer at the time of this release.

First Quarter 2026 Financial Results We reference several non-GAAP metrics in the financial discussion that follows. Unless otherwise noted or defined, our non-GAAP metrics are calculated by starting with the equivalent GAAP metric. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “GAAP to Non-GAAP Reconciliation”. SUMMARY FINANCIALS (In millions; unaudited) QUARTER ENDED MAR 31, 2026 DEC 31, 2025 MAR 31, 2025 REVENUE $ 1.6 $ 0.3 $ - TOTAL OPERATING EXPENSES 256.2 234.7 144.0 NET LOSS (217.7) (188.9) (93.4) NON-GAAP TOTAL OPERATING EXPENSES 181.9 144.2 113.1 ADJUSTED EBITDA (172.5) (137.9) (109.0) CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS 1,775.9 1,964.7 1,030.4 Key Financial Highlights Liquidity & Cash Flows ● We ended Q1 2026 with $1,775.9 million of cash, cash equivalents, and short-term investments on our balance sheet and an additional $7.3 million of restricted cash. ● Our Q1 2026 cash, cash equivalents, and short-term investments decreased by $188.8 million from Q4 2025, primarily due to the $149.1 million cash used in operating activities and $32.6 million used in the purchase of property and equipment. Revenue ● Our Q1 2026 Revenue increased by $1.3 million from Q4 2025 to $1.6 million as we expanded operations at the Hawthorne Airport in LA. Operating Expenses & Net Loss ● Q1 2026 Operating Expenses increased by $21.5 million from Q4 2025 as we continued to invest in expanding flight testing, certification efforts, and production activities for our Midnight aircraft, along with the investment in the design and development efforts for our hybrid aircraft. ● Q1 2026 Net Loss increased by $28.8 million from Q4 2025 primarily driven by $21.5 million increase in operating expenses, $7.3 million decrease in non-cash gain within other income (expense), net, and a $1.2 million decrease in interest income, net, offset by $1.3 million increase in revenue generated. Adjusted EBITDA ● Q1 2026 Adjusted EBITDA was a loss of $172.5 million, which is within the guidance range of $160 million - $180 million. The loss was a planned increase of $34.6 million over Q4 2025, mainly due to the reasons mentioned above for the increase in operating expenses. Q2 2026 Financial Estimates ● Archer’s financial estimates for the second quarter of 2026 are as follows: ○ Adjusted EBITDA expected to be a loss of $170 million to $200 million. We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense and change in fair value of warrants is impacted by the future fair market value of our common stock and warrants along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2026 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer builds the aircraft and core technologies that will define the next era of flight for aerospace and defense. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements and Disclaimers This press release contains forward-looking statements regarding Archer’s future business plans, expectations, and opportunities. These statements include those regarding its expected financial results for the second quarter of 2026; the design, safety, and target specifications of its aircraft; pace of design and regulatory progress, the timing, phasing, geographic scope and planned operations under the eIPP; its ability to timely develop, certify, test, manufacture and deploy its eVTOL aircraft and develop vertiport infrastructure, or its ability to do so at all;development of its hybrid aircraft and defense programs; timing and ability to win a defense program award; planned operations of Hawthorne Airport and its intended role as a strategic network hub; expansion of its planned business lines and development of new business opportunities; and plans and anticipated benefits of acquisitions, strategic investments, partnerships, and collaborations with third parties. In addition, this press release refers to agreements that remain conditional, subject to the future execution of definitive agreements and the satisfaction of certain conditions. Such agreements may not be completed or may contain different terms than those currently contemplated. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in Archer’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, which is or will be available on its investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on current expectations and assumptions that Archer believes to be reasonable as of the date of this press release. Archer undertakes no obligation to update these statements as a result of new information or future events.

ARCHER AVIATION INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions; unaudited) As of MAR 31, 2026 DEC 31, 2025 Assets Current assets Cash and cash equivalents $ 951.1 $ 1,021.5 Restricted cash 7.3 7.3 Short-term investments 824.8 943.2 Prepaid expenses 58.1 47.3 Other current assets 58.5 56.8 Total current assets 1,899.8 2,076.1 Property and equipment, net 278.6 253.6 Intangible assets, net 81.6 80.2 Right-of-use assets 39.3 40.8 Goodwill 2.4 0.1 Other long-term assets 21.1 15.1 Total assets $ 2,322.8 $ 2,465.9 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 25.4 $ 30.2 Current portion of lease liabilities 4.7 5.3 Accrued expenses and other current liabilities 73.7 68.1 Current portion of debt 1.4 0.8 Total current liabilities 105.2 104.4 Debt, net of current liabilities 78.8 79.5 Lease liabilities, net of current portion 36.9 36.3 Warrant liabilities 7.1 29.9 Other long-term liabilities 15.4 13.0 Total liabilities 243.4 263.1 Stockholders’ equity Class A common stock, $0.0001 par value 0.1 0.1 Additional paid-in capital 4,604.0 4,507.9 Accumulated deficit (2,521.5) (2,303.8) Accumulated other comprehensive loss (3.2) (1.4) Total stockholders’ equity 2,079.4 2,202.8 Total liabilities and stockholders’ equity $ 2,322.8 $ 2,465.9

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share and per share data; unaudited) QUARTER ENDED MAR 31, 2026 DEC 31, 2025 MAR 31, 2025 Revenue $ 1.6 $ 0.3 $ - Operating expenses: Cost of revenue 1.3 0.3 - Research and development 171.7 147.1 103.7 General and administrative 83.2 87.3 40.3 Total operating expenses 256.2 234.7 144.0 Loss from operations (254.6) (234.4) (144.0) Other income (expense), net 20.6 27.9 42.0 Interest income, net 16.4 17.6 8.7 Loss before income taxes (217.6) (188.9) (93.3) Income tax expense (0.1) - (0.1) Net loss $ (217.7) $ (188.9) (93.4) Net loss per share, basic and diluted $ (0.28) $ (0.26) (0.17) Weighted-average shares outstanding, basic and diluted 766,850,002 714,436,497 540,427,085

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions; unaudited) QUARTER ENDED MAR 31, 2026 MAR 31, 2025 Cash flows from operating activities Net loss $ (217.7) $ (93.4) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization expense 7.8 4.1 Stock-based compensation expense 70.4 30.1 Change in fair value of warrant liabilities (22.8) (41.7) Non-cash lease expense 1.7 0.8 Research and development warrant expense - 0.8 General and administrative warrant expense 1.1 - Amortization of short-term investments purchased at a premium 1.6 - Others 0.3 - Changes in operating assets and liabilities: Prepaid expenses (5.4) (1.6) Other current assets 1.9 (1.2) Other long-term assets (6.5) (1.7) Accounts payable (5.2) 0.5 Accrued expenses and other current liabilities 28.0 8.1 Operating lease right-of-use assets and lease liabilities, net (0.3) (1.0) Other long-term liabilities (4.0) 1.6 Net cash used in operating activities (149.1) (94.6) Cash flows from investing activities Purchase of property and equipment (32.6) (10.0) Proceeds from maturities of short-term investments 115.0 - Business acquisition, net of cash acquired (3.7) - Net cash provided by (used in) investing activities 78.7 (10.0) Cash flows from financing activities Repayment of long-term debt (0.1) - Proceeds from PIPE financing - 10.0 Proceeds from issuance of common stock - 301.8 Proceeds from exercise of stock options 0.1 - Payment of offering costs in connection with financing activities - (11.6) Net cash provided by financing activities - 300.2 Net change in cash, cash equivalents, and restricted cash (70.4) 195.6 Cash, cash equivalents, and restricted cash, beginning of period 1,028.8 841.3 Cash, cash equivalents, and restricted cash, end of period $ 958.4 $ 1,036.9

Reconciliation of Selected GAAP To Non-GAAP Results A reconciliation of total operating expenses to non-GAAP total operating expenses for the quarters ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively, are set forth below. RECONCILIATION OF OPERATING EXPENSES (In millions; unaudited) QUARTER ENDED MAR 31, 2026 DEC 31, 2025 MAR 31, 2025 TOTAL OPERATING EXPENSES $ 256.2 $ 234.7 $ 144.0 Adjusted to exclude the following: Stellantis warrant expense (1) - (0.9) (0.8) General and administrative warrant expense (1.1) - - Stock-based compensation expense (2) (70.4) (88.9) (30.1) Acquisition-related expenses(3) (2.8) (0.7) - NON-GAAP TOTAL OPERATING EXPENSES $ 181.9 $ 144.2 $ 113.1 1. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. 2. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors. 3. Amounts reflect acquisition related cash expenses.

Reconciliation of Selected GAAP To Non-GAAP Results A reconciliation of net loss to Adjusted EBITDA for the quarters ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively, are set forth below. RECONCILIATION OF ADJUSTED EBITDA (In millions; unaudited) QUARTER ENDED MAR 31, 2026 DEC 31, 2025 MAR 31, 2025 NET LOSS $ (217.7) $ (188.9) $ (93.4) Adjusted to exclude the following: Other (income) expense, net (1) (20.6) (27.9) (42.0) Interest income, net (16.4) (17.6) (8.7) Income tax expense 0.1 - 0.1 Depreciation and amortization expense 7.8 6.0 4.1 Stellantis warrant expense (2) - 0.9 0.8 General and administrative warrant expense 1.1 - - Stock-based compensation expense (3) 70.4 88.9 30.1 Acquisition-related expenses (4) 2.8 0.7 - ADJUSTED EBITDA $ (172.5) $ (137.9) $ (109.0) 1. Amounts primarily include changes in fair value of the public and private warrants, which are classified as warrant liabilities. 2. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. 3. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors. 4. Amounts reflect acquisition-related cash expenses.

Non-GAAP Financial Measures To supplement our consolidated financial results prepared in accordance with GAAP, we use the following non-GAAP financial measures: Non-GAAP total operating expenses and Adjusted EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe that the use of non-GAAP financial measures help us evaluate our business and financial performance, identify trends impacting our business, formulate business plans and financial projections, and make strategic decisions. We believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our operating and financial results and enables investors to more fully understand our performance and cash trends by removing the effects of certain non-cash expenses and non-recurring items. We excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: STOCK-BASED COMPENSATION EXPENSE We exclude stock-based compensation expense, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-cash stock-based compensation expense on our operating results. WARRANT EXPENSE & GAINS OR LOSSES FROM REVALUATION OF WARRANTS Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash), expense from one-time issuance of warrant and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense.

ACQUISITION-RELATED EXPENSE We exclude cash expenses, including diligence, legal, advisory and other costs incurred with acquisitions, from these non-GAAP financial measures because we believe these transaction-specific expenses are inconsistent in amount and frequency and do not correlate to the operation of our business and excluding these provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-recurring acquisition-related expense on our operating results. ###